                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 29, 2003

                           UNIVERSAL ELECTRONICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER: 0-21044

               DELAWARE                                    33-0204817
     (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)


                               6101 GATEWAY DRIVE
                            CYPRESS, CALIFORNIA 90630
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, WITH ZIP CODE)



                                 (714) 820-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE):
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

      99.1  Press Release dated April 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The information herein is being furnished under Item 12 of Form 8-K. On April 29, 2003, Universal Electronics Inc., a Delaware corporation ("UEI"), announced its financial results for the quarter ended March 31, 2003. A copy of UEI's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release furnished as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about UEI's business contained in the press release are "forward-looking" rather than "historic."

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Universal Electronics Inc.


Date: April 29, 2003             By: /s/ Mark Z. Belzowski
                                     -------------------------
                                     Mark Z. Belzowski
                                     Vice President and Chief Financial Officer
                                     (Principal Financial Officer)




                                INDEX TO EXHIBITS

Exhibit Number           Description
--------------           -----------
99.1                     Press Release dated April 29, 2003